Schedule A

Nuveen Open-End Funds

Dated as of: July 1, 2008

U.S. Equity Completeness Fund*

NWQ Multi-Cap Value Fund*

Tradewinds International Value Fund*

Rittenhouse Growth Fund*

NWQ Small-Cap Value Fund*

Tradewinds Value Opportunities Fund*

Global Value Fund*

Tradewinds Global All-Cap Fund*

Santa Barbara Growth Fund*

Santa Barbara Growth Opportunities Fund*

Symphony Large-Cap Value Fund*

Symphony All-Cap Value Fund*

Symphony Mid-Cap Core Fund*

Symphony Small-Mid Cap Core Fund*

Symphony Optimized Alpha Fund*

NWQ Large-Cap Value Fund*

NWQ Small/Mid-Cap Value Fund*

Symphony Large-Cap Growth Fund*

Symphony International Equity Fund*

Tradewinds Global Resources Fund*

Preferred Securities Fund*

Balanced Municipal and Stock Fund*

Balanced Stock and Bond Fund*

Multi-Manager Large-Cap Value Fund*

Santa Barbara Dividend Growth Fund*

All-American Municipal Bond Fund*

High Yield Municipal Bond Fund*

Insured Municipal Bond Fund*

Intermediate Duration Fund*

Limited Term Municipal Bond Fund*

Multi-Strategy Income Fund*

High Yield Bond Fund*

Short Duration Bond Fund*

Enhanced Core Equity Fund*

Enhanced Mid-Cap Fund*

Rittenhouse Mid-Cap Growth Fund*

Rittenhouse Strategic Growth Fund*

Arizona Municipal Bond Fund*

California Municipal Bond Fund*

California Insured Municipal Bond Fund*

California High Yield Municipal Bond Fund*

Colorado Municipal Bond Fund*

Connecticut Municipal Bond Fund*

Florida Preference Municipal Bond Fund*

Georgia Municipal Bond Fund*

Kansas Municipal Bond Fund*

Kentucky Municipal Bond Fund*

Louisiana Municipal Bond Fund*

Maryland Municipal Bond Fund*

Massachusetts Municipal Bond Fund*

Massachusetts Insured Municipal Bond Fund*

Michigan Municipal Bond Fund*

Missouri Municipal Bond Fund*

New Jersey Municipal Bond Fund*

New Mexico Municipal Bond Fund*

New York Municipal Bond Fund*

New York Insured Municipal Bond Fund*

North Carolina Municipal Bond Fund*

Ohio Municipal Bond Fund*

Pennsylvania Municipal Bond Fund*

Tennessee Municipal Bond Fund*

Virginia Municipal Bond Fund*

Wisconsin Municipal Bond Fund*

Municipal Total Return Managed Accounts Portfolio*

Enhanced Multi-Strategy Income Managed Accounts Portfolio*

International Income Managed Accounts Portfolio*

333 Advisors Yield Curve Arbitrage Fund

*Massachusetts Business Trust

FUND		STATE STREET BANK AND TRUST COMPANY

By:	/s/ Tina M. Lazar	By:	/s/ Joseph L. Hooley
	As an Authorized Officer on behalf of each of the Funds indicated on Schedule A		Joseph L. Hooley President and Chief Operating Officer